Senti Bio Announces New Strategic Collaboration with Celest Therapeutics for Clinical Development of SENTI-301A in China

– Celest to lead clinical development with technical support from Senti Bio –

– First patient expected to be enrolled in China in 1H 2024 –

– Senti Bio eligible to receive up to $156 million in milestones and royalties –

SOUTH SAN FRANCISCO, Calif., November 6, 2023 — Senti Biosciences, Inc. (Nasdaq: SNTI) (“Senti Bio”), a biotechnology company developing next-generation cell and gene therapies using its proprietary Gene Circuit platform, today announced a new strategic collaboration with Celest Therapeutics (Shanghai) Co. Ltd (“Celest”), a China-based biotechnology company, for the clinical development of SENTI-301A to treat solid tumors in China.

Through this collaboration, Celest will lead clinical development, operations, and manufacturing for the advancement of SENTI-301A with technical support from Senti Bio. Celest plans to enroll patients initially through a pilot trial in mainland China and expects to enroll the first patient in the first half of 2024. Celest and Senti Bio have the option to expand clinical development of SENTI-301A to Hong Kong, Macau and Taiwan. Senti Bio will retain all commercialization rights outside of mainland China, Hong Kong, Macau, and Taiwan for SENTI-301A.

Under the terms of the collaboration, Senti Bio will be eligible to receive up to $156 million in certain milestone payments, in addition to potential tiered royalty payments. Other terms of the transaction were not disclosed.

The planned dose finding trial will include 9 patients with advanced glypican 3 (“GPC3”)-expressing hepatocellular carcinoma (“HCC”) across two dose cohorts. Endpoints will include safety assessments for adverse events and dose limiting toxicities, as well as efficacy analyses using standard response criteria for liver cancer.

“We are pleased to have established a strategic partnership with Celest to advance the clinical development of SENTI-301A, an objective we set earlier this year,” said Timothy Lu, MD, PhD, Chief Executive Officer and Co-Founder of Senti Bio. “By leveraging Celest’s strength to accelerate clinical development, manufacturing, and regulatory activities in China, we are one step closer to bringing Senti’s Gene Circuit technology to patients who have limited therapeutic options. We look forward to collaborating with the experienced team at Celest, a company committed to the clinical development of innovative drugs in China.”

“Our partnership with Senti Bio provides multiple synergies in our mission to develop next-generation cell therapies in China to fulfill the tremendous unmet medical need in combating cancer,” said Erdong Hua, Chairman at Celest Therapeutics. “We are excited to combine Senti’s novel Gene Circuit technology with Celest’s clinical expertise to drive SENTI-301A into the clinic and begin treating patients.”

The Company has previously highlighted the significant prevalence of HCC and market opportunities for HCC treatments in Asia. HCC remains the predominant histological type of primary liver cancer in Asia.

SENTI-301A is a multi-armed off-the-shelf healthy donor derived CAR-NK cell therapy designed for the treatment of GPC3 expressing tumors. The engineered NK cells target the GPC3 antigen, which is highly expressed in 70% to 90% of HCCs and has low or no expression on normal adult tissues. Additionally, SENTI-301A incorporates the calibrated release interleukin-15 (crIL-15), a multi-functional immuno-stimulatory payload designed to simultaneously stimulate surrounding immune cells and promote CAR-NK cell expansion, persistence and tumor killing. Senti Bio has shown comprehensive preclinical data demonstrating robust in vitro and in vivo killing of relevant tumor cells with SENTI-301A.

About Senti Bio
Senti Biosciences is a biotechnology company developing a new generation of cell and gene therapies for patients living with incurable diseases. To achieve this, Senti Bio is leveraging a synthetic biology platform called Gene Circuits to create therapies with enhanced precision and control. These Gene Circuits are designed to precisely kill cancer cells, spare healthy cells, increase specificity to target cells and control the expression of drugs even after administration. Senti Bio’s wholly-owned pipeline utilizes off-the-shelf chimeric antigen receptor natural killer (CAR-NK) cells, outfitted with Gene Circuits, to target challenging liquid and solid tumor indications. Senti Bio has also preclinically demonstrated the potential breadth Gene Circuits in other modalities, diseases outside of oncology, and continues to advance these capabilities through partnerships with Spark Therapeutics and BlueRock Therapeutics.

About Celest Therapeutics
Celest Therapeutics LLC was founded to develop intelligent CAR-immune cell therapy for effective treatment of challenging solid tumors. Celest technology platforms employ a suite of immunological technologies, including screens for tumor microenvironment (TME) induced immune cell enrichment, trafficking and persistence. In parallel, the platforms also identify and optimize chimeric antigen receptor natural killer (CAR-NK) cell signaling domains using high-throughput methods including pooled library screenings. Incubated by 6 Dimensions Capital and 120 Capital with operational headquarters in Shanghai, China, Celest is building next-generation innovative cell therapy products with full-fledged capabilities from early R&D, cell manufacturing to clinical development and commercialization.

Forward-Looking Statements
This press release and document contain certain statements that are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding Senti Bio’s future expectations, plans and prospects, including without limitation, Senti Bio’s expectations regarding the potential of SENTI-301A and Senti Bio’s collaboration with Celest, including the payments that Senti Bio is eligible to receive thereunder. These forward-looking statements generally are identified by the words “believe,” “could,” “predict,” “continue,” “ongoing,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “forecast,” “seek,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations of Senti Bio’s management and assumptions, whether or not identified in this document, and, as a result, are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, Senti Bio’s ability to continue to advance its pipeline of preclinical programs and product candidates, statements regarding Senti Bio’s research and development activities, the release of additional preclinical data, as well as statements about the potential attributes and benefits of Senti Bio’s product candidates and platform technology. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Senti Bio. Many factors could cause actual future results to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions, (ii) changes in the competitive and highly regulated industries in which Senti Bio operates, variations in operating performance across competitors, changes in laws and regulations affecting Senti Bio’s business, (iii) the ability to implement business plans, forecasts and other expectations, (iv) the risk of downturns and a changing regulatory landscape in Senti Bio’s highly competitive industry, (v) risks relating to the uncertainty of any projected financial information with respect to Senti Bio, (vi) risks related to uncertainty in the timing or results of Senti Bio’s preclinical studies, IND filings, and GMP manufacturing startup activities, (vii) Senti Bio’s dependence on third parties, including Celest, in connection with preclinical and IND-enabling studies, IND and other regulatory filings, and GMP manufacturing buildout and startup activities, (viii) risks related to delays and other impacts from the COVID-19 pandemic, and (ix) the success of any future research and development efforts by Senti Bio or its collaboration partners, including Celest. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Senti Bio’s Quarterly Report on Form 10-Q, filed with the SEC on August 11, 2023, and other documents filed by Senti Bio from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements in this document. There may be additional risks that Senti Bio does not presently know, or that Senti Bio currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements in this document. Forward-looking statements speak only as of the date they are made. Senti Bio anticipates that subsequent events and developments may cause Senti Bio’s assessments to change. Except as required by law, Senti Bio assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Availability of Other Information About Senti Biosciences, Inc.
For more information, please visit the Senti Bio website at https://www.sentibio.com or follow Senti Bio on Twitter (@SentiBio) and LinkedIn (Senti Biosciences). Investors and others should note that we communicate with our investors and the public using our company website (www.sentibio.com), including, but not limited to, company disclosures, investor presentations and FAQs, Securities and Exchange Commission filings, press releases, public conference call transcripts and webcast transcripts, as well as on Twitter and LinkedIn. The information that we post on our website or on Twitter or LinkedIn could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Senti Bio Contact
Investors: investors@sentibio.com
Media: media@sentibio.com

Celest Therapeutics Contact
Info@celesttx.com